EXHIBIT 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of North Fork Bancorporation, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Daniel M. Healy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (3) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  Daniel M. Healy
--------------------
Daniel M. Healy
Chief Financial Officer

November 14, 2002


This certification accompanies this Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.